Federated Limited Term Fund
Class A Shares
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Class F Shares
(A Portfolio of Federated Fixed Income Securities, Inc.)
Supplement to the Prospectus dated January 31, 2003

Under the section entitled " Who Manages the Fund?" please delete the biography of Robert E. Cauley in its entirety and replace with the following:



Christopher J. Smith
Christopher J. Smith has been the Fund's Portfolio Manager since November 2003. Mr. Smith joined Federated in 1995 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He has been a Vice President of the Fund's Adviser since 1997. He was an Assistant Vice President of Provident Life & Accident Insurance Company from 1987 through 1994. Mr. Smith is a Chartered Financial Analyst. He received his M.A. in Economics and Finance from the University of Kentucky.


Randall S. Bauer remains as Portfolio Manager of the Fund.







                                                      December 12, 2003







Cusip 31417P106
Cusip 31417P205
29696 (12/03)